UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006

AURELIO RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50931
(Commission File Number)

33-1086828
(IRS Employer Identification No.)

5554 South Prince Street, Suite 200, Littleton, CO 80120
(Address of principal executive offices and Zip Code)

(303) 795-3030
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 28, 2006, Mr. David C. Jonson resigned as a director of our company. Mr. Jonson will continue to serve as our Vice-President of Exploration. Upon the resignation of Mr. Jonson, Mr. Allan J. Marter was appointed as interim Chief Financial Officer and to our board of directors of our company.

Our board of directors currently consists of Fred W. Warnaars, Stephen D. Doppler, David S. Johnson, Stephen R. Stine and Allan J. Marter.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release dated November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORPORATION

By: /s/ Dr. Frederik Warnaars

Dr. Frederik Warnaars
Chief Executive Officer and Director

Date: November 29, 2006